Defiance Daily Target 2X Long IONQ ETF Trading Symbol: IONX Listed on The Nasdaq Stock Market, LLC Summary Prospectus August 29, 2025 https://www.defianceetfs.com/IONX

Before you invest, you may want to review the Defiance Daily Target 2X Long IONQ ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 29, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at https://www.defianceetfs.com/IONX. You can also get this information at no cost by calling at (833) 333-9383 or by sending an e-mail request to info@DefianceETFs.com.

Important Information About the Fund

The Defiance Daily Target 2X Long IONQ ETF (the “Fund”) seeks daily leveraged investment results of two times (200%) the daily percentage change in the share price of IonQ, Inc. (NYSE: IONQ) (the “Underlying Security” or “IONQ”). Because the Fund seeks daily leveraged investment results, it is very different from most other exchange-traded funds. It is also riskier than alternatives that do not use leverage.

The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Underlying Security’s shares for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return during such period held, which will very likely differ from 200% of the return of the Underlying Security’s shares for that period. Holding shares of the Fund for longer than a single day and higher volatility of the Underlying Security’s shares increase the impact of compounding on an investor’s returns, which may have a negative or positive impact on an investor’s returns. During periods of higher Underlying Security share price volatility, the volatility of the Underlying Security’s shares may affect the Fund’s return as much as, or more than, the return of the Underlying Security’s shares. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security’s shares during a shareholder’s holding period of an investment in the Fund. See “Principal Investment Risks – Compounding and Market Volatility Risk” below for an example of how volatility of the Underlying Security’s shares may affect the Fund’s return as much as, or more than, the return of the Underlying Security’s shares.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Security’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Security’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, of two times (200%) the daily percentage change in the share price of IonQ, Inc. (NYSE: IONQ). The Fund does not seek to achieve its stated investment objective for a period other than a single trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.29%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses(3)	1.29%
(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year, including broker expenses.
(3)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$131	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period of March 11, 2025 (commencement of operations) to April 30, 2025, the Fund’s portfolio turnover rate was 314% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that attempts to achieve two times (200%) the daily percentage change in the share price of the Underlying Security by employing derivatives, namely swap agreements and/or listed options contracts. The Fund aims to achieve this daily percentage change for a single day, and not for any other period. A “single day” means the period “from the close of regular trading on one trading day to the close on the next trading day.”

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Underlying Security, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

The Fund may enter into one or more swap agreements with financial institutions for a specified period, which may range from one day to longer than a year. Through each swap agreement, the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Underlying Security’s share price. The gross return (meaning the return before deducting any fees or expenses) to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” (meaning the face amount of the instrument) e.g., the return on or change in value of a particular dollar amount representing the Underlying Security.

The Fund may also utilize listed options to seek to achieve leveraged 2X exposure to the Underlying Security. The Fund will primarily employ short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the Underlying Security, offering immediate intrinsic value). Additionally, the Fund may use other option strategies to produce similar exposure to the Underlying Security, like buying calls and selling puts with identical strike prices. These options allow the Fund to adjust its leverage strategy in response to market conditions, liquidity constraints, or other factors that may affect the availability or pricing of swap agreements. The use of listed options provides additional flexibility in pursuing the Fund’s daily investment objective. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective.

At the end of each day, the Fund’s swaps and options are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure for the Fund equal to approximately 200% of the Underlying Security’s share price.

For examples of a hypothetical investment in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund – Principal Investment Strategies,”

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the Underlying Security volatility; b) the Underlying Security’s performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

The Fund will hold assets to serve as collateral for its derivatives positions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

The Fund has adopted a policy to have at least 80% of its net assets, plus borrowings for investment purposes, in financial instruments with economic characteristics that should perform 2X the daily performance of the Underlying Security’s shares. The Fund is expected to allocate between 40% and 60% of its assets as collateral for swap agreements or as premiums for purchased options contracts. For purposes of the 80% policy, derivatives will be valued at notional value.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s strategy is expected to result in a high annual portfolio turnover rate.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security’s shares over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and because of daily rebalancing, the Underlying Security’s shares’ volatility and the effects of compounding, the Fund may lose money over time while the Underlying Security’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

IONQ, INC. (“IONQ”)

IonQ, Inc. sells quantum computing hardware together with related maintenance and support. IONQ also sells access to several quantum computers of various qubit capacities and is in the process of researching and developing technologies for quantum computers with increasing computational capabilities. IONQ is listed on the New York Stock Exchange. Per IONQ’s most recent Form 10-K filing, the aggregate market value of the voting stock of IONQ held by non-affiliates as of June 30, 2024 was $1.2 billion.

IONQ is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by IONQ pursuant to the Exchange Act can be located by reference to the SEC file number 001-39694 through the SEC’s website at www.sec.gov. In addition, information regarding IONQ may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of IONQ or other securities of IonQ, Inc. The Fund has derived all disclosures contained in this document regarding IONQ from the publicly available documents. None of the Fund, the Trust, or the Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to IONQ. None of the Fund, the Trust, or the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding IONQ is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of IONQ (and therefore the share price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning IONQ could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of IONQ.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH IONQ, INC. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, IONQ, INC.

Moreover, IonQ, Inc. has not participated in the development of the Fund’s investment strategy. IonQ, Inc. does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. IonQ, Inc. does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by IonQ, Inc.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by IONQ or its affiliates. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to the Underlying Security. As of the date of the Prospectus, IONQ is assigned to the Technology Hardware, Storage & Peripherals industry.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

IONQ Risks. The Fund invests in swap contracts and options that are based on the share price of IONQ. This subjects the Fund to certain of the same risks as if it owned shares of IONQ, even though it does not. By virtue of the Fund’s investments in swap contracts and options that are based on the value of IONQ, the Fund may also be subject to the following risks:

Indirect Investment in IONQ Risk. IONQ is not affiliated with the Trust, the Fund, or the Adviser, or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence management of IONQ but will be exposed to the performance of IONQ (the Underlying Security). Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the Underlying Security but will be subject to declines in the performance of the Underlying Security.

IONQ Trading Risk. The trading price of IONQ may be subject to volatility and could experience wide fluctuations due to various factors. Short sellers may also play a significant role in trading IONQ, potentially affecting the supply and demand dynamics and contributing to market price volatility. Public perception and external factors beyond the company’s control may influence IONQ’s stock price disproportionately. Additionally, following periods of market volatility, companies have faced securities class action litigation. Any adverse judgment or future stockholder litigation could result in substantial costs and divert management’s attention and resources. In the event of a halt in trading of IONQ, trading in shares of related funds may be impacted, either temporarily or indefinitely.

IONQ Performance Risk. IONQ may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of IONQ to decline. IONQ provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance IONQ provides may not ultimately be accurate. If IONQ’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by IONQ could decline significantly.

Technology Hardware, Storage & Peripherals Risks. Companies in the technology hardware, storage, and peripherals industry may face intense competition, both domestically and internationally, which can pressure profit margins and market share. These companies often rely on complex supply chains and third-party providers for components, manufacturing, and services. Supply chain disruptions, including the unavailability of critical materials or components, price increases, or delays in production, can adversely affect operations. Many companies in this industry depend on a limited number of suppliers or suppliers concentrated in specific geographic regions, which may increase vulnerability to geopolitical risks, natural disasters, or regulatory changes. Identifying and qualifying alternative suppliers can be time-consuming and costly, with no guarantee of availability. Additionally, operations may be impacted by resource constraints, including shortages of electricity, rare earth elements, or other essential materials. Companies in this industry are also exposed to cybersecurity threats, intellectual property risks, and evolving technological standards, which may increase operational costs and hinder competitiveness.

Business Risks: IONQ is an early-stage business with a limited operating history, a history of operating losses, and an expectation of significant expenses and losses for the foreseeable future. IONQ faces challenges scaling its business, managing growth, and effectively executing its strategies in a nascent and volatile quantum computing industry. The company’s success is highly dependent on its ability to develop scalable quantum computing systems, achieve cost reductions, and maintain competitive positioning in a rapidly evolving market. There is no assurance that IONQ’s technology will achieve broad market adoption, particularly given the technical and economic challenges of the quantum computing sector.

IONQ’s reliance on key employees and its ability to retain talent with specialized knowledge is critical to its operations. Additionally, much of its revenue is concentrated among a few customers, making the business vulnerable to contract terminations or customer loss. Dependence on proprietary ion trap technology and specific isotopic materials introduces supply chain risks, while compatibility with industry-standard software and hardware remains a concern. Intellectual property risks, including the loss or compromise of trade secrets, inability to maintain patent protections, or litigation claims, could harm the company’s competitive edge.

IONQ is also exposed to risks related to international expansion, government contracts, and regulatory changes, including tariffs and trade restrictions. Operational disruptions, cybersecurity threats, and adverse global economic conditions could further impact IONQ’s growth and profitability. If IONQ fails to meet market expectations or achieve forecasted growth, its stock price and long-term prospects could be materially affected.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security, may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole. Additionally, the Fund will seek to employ its investment strategy as it relates to the underlying issuer regardless of whether there are significant corporate actions such as restructurings, enforcement activity, or acquisitions or periods adverse market, economic, or other conditions and will not seek to take temporary defensive positions during such periods.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Underlying Security’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of an Underlying Security, if adverse daily performance of the Underlying Security reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Underlying Security increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Underlying Security’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Underlying Security’s volatility and the Underlying Security’s performance. The Underlying Security’s performance shows the percentage change in the share price of the Underlying Security over the specified time period, while the Underlying Security’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Underlying Security’s performance over two equal time periods is identical, different Underlying Security volatility (i.e., in magnitude of fluctuations in the share price of the Underlying Security) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Underlying Security volatility; b) the Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Underlying Security volatility and Underlying Security performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Underlying Security volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Underlying Security.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the share price of the Underlying Security over a one-year period during which the Underlying Security experienced annualized volatility of 25%. If the Underlying Security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there were no change in the share price of the Underlying Security. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Underlying Security change in the share price of the Underlying Security for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Underlying Security. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Underlying Security

Underlying Security Performance		One Year Volatility Rate
One Year Underlying Security	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Underlying Security’s annualized historical volatility rate for the period of January 4, 2021 to June 30, 2025 (the maximum period available) was 90.79%. The Underlying Security’s highest volatility rate for any one calendar year during this period was 94.41% and volatility for a shorter period of time may have been substantially higher. The Underlying Security’s annualized performance during this period was 35.06%. Historical Underlying Security volatility and performance are not indications of what Underlying Security volatility and performance will be in the future.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Underlying Security, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Underlying Security experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Underlying Security.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the share price of the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the share price of the Underlying Security declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Underlying Security’s share price.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the share price of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

The Fund will be subject to regulatory constraints relating to level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Swap Agreements. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion of its movement.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the share price of the Underlying Security at the market close on the first trading day and the share price of the Underlying Security at the time of purchase. If the share price of the Underlying Security rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the share price of the Underlying Security declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Underlying Security.

If there is a significant intra-day market event and/or the securities of the Underlying Security experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated investment objective. As a result, the Fund may be exposed to leverage risk because it had not been properly rebalanced and may not achieve its investment objective.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. These situations may have an impact on the liquidity of the Fund’s own shares.”

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Underlying Security. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Underlying Security or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Trading Halt Risk. Although the Underlying Security’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the Exchange may halt trading of such shares in certain circumstances. A halt in trading in the Underlying Security’s shares is expected, in turn, to result in a halt in the trading in the Fund’s Shares. Trading in the Underlying Security’s and/or Fund’s Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in the Underlying Security’s and/or Fund’s Shares inadvisable. In addition, trading in Underlying Security’s and/or Fund’s Shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules.” In the event of a trading halt for an extended period of time, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a Regulated Investment Company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of swap contracts and options on shares of a single issuer does not exceed 25% of the Fund’s value at the close of any quarter. If the value of swap contracts and options on shares of a single issuer were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at https://www.defianceetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser has been a portfolio manager of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at https://www.defianceetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.